Exhibit 99.4
                        PLEDGE OF CERTIFICATE OF DEPOSIT


     This Pledge of Certificate of Deposit is entered into effective May 20, 1997, by and between BANK ONE, TEXAS, N.A., a national banking association, 910 Travis, Houston, Texas 77002 ("Secured Party") and NDE ENVIRONMENTAL CORPORATION, a Delaware corporation ("Pledgor").

     SECTION 1. PLEDGE AND SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, including, without limitation, those certain loans made by Secured Party to Pledgor and others pursuant to that certain Loan Agreement dated as of the 25th day of October, 1996, by and among NDE ENVIRONMENTAL CORPORATION, a Delaware corporation, TANKNOLOGY/NDE CORPORATION, a Delaware corporation, USTMAN INDUSTRIES, INC., a Delaware corporation, PROECO, INC., a Delaware corporation, and TANKNOLOGY CANADA (1988) INC., a Canadian federal corporation (collectively, "Borrower"), and BANK ONE, TEXAS, N.A., as amended (the "Loan Agreement") in the original amount of a Revolving Line of Credit of up to $5,000,000 and a Term Loan of $6,000,000, as evidenced by those certain notes (the "Notes") of even effective date therewith, executed by Borrower, payable to the order of Secured Party, Pledgor has pledged and granted and does hereby pledge and grant to Secured Party a security interest in and agrees and acknowledges that Secured Party has and shall continue to have a security interest in the following described property (the "Collateral"), to wit:

     Certificate  of  Deposit  No.   1698004221  in  the  amount  of  $3,000,000
maintained with Secured Party.

     Debtor agrees to endorse such instruments and execute such additional pledge agreements or other documents as may be required by Secured Party in order to effectively grant to Secured Party the security interest in the Collateral.

     SECTION 2. OBLIGATIONS. The pledge and security interest granted hereby is to secure (a) the payment of the Notes and any and all renewals, amendments, and modifications thereof, and (b) the performance of all of obligations of Borrower under the Loan Agreement (all of the foregoing, and any and all renewals, extensions and rearrangements thereof, hereinafter called the "Obligations").

     SECTION 3. EVENTS OF DEFAULT. The occurrence of any "Event of Default" (as defined in the Loan Agreement) shall constitute an Event of Default hereunder.

     SECTION 4. REMEDIES OF SECURED PARTY. Upon the happening of any Event of Default specified herein, the Secured Party may, at its sole discretion, apply the Collateral to any amounts owing from Borrower to Secured Party, pursuant to the Obligations; and Secured Party may exercise any other rights available to Secured Party under any instrument securing the Obligations, or under applicable law.

     SECTION 5. MISCELLANEOUS.

          A. No delay or omission on the part of Secured Party in exercising any rights hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

          B. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns, and all obligations of Pledgor shall bind its successors or assigns. The rights and remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided herein shall not be construed as a waiver of any of the other remedies of Secured Party.

          C. The security interest hereby granted and all the terms and provisions hereof shall be deemed a continuing security interest and shall continue in full force and effect, and all the terms and provisions hereof shall remain effective as between the parties, until the repayment by Borrower of all Obligations.

          D. This Pledge and the security interest herein granted are in addition to, and not in substitution, novation or discharge of, any and all prior or contemporaneous security agreements and security interests in favor of Secured Party or assigned to Secured Party by Pledgor. All rights, powers and remedies of Secured Party in all such security agreements are cumulative, but in the event of actual conflict in terms and conditions, the terms and conditions of the latest security agreement shall govern and control.

          E. Any provision of this Pledge found to be invalid under the laws of the State of Texas, or any other state having jurisdiction or other applicable law, shall be invalid only with respect to the offending provision. All words used herein shall be construed of such gender or number as the circumstances require. The laws of the State of Texas and, as applicable, the laws of the United States of America, shall govern this Pledge, its construction, interpretation and enforcement.

          F. This Pledge may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


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          G. The  Collateral  shall at all times  remain  under the  control  of
     Secured Party until the Obligations have been paid in full. Except to the extent agreed to in writing by Secured Party and Banc One Capital Partners, L.P., Debtor shall not have access to the Collateral.

     EXECUTED to be effective as of May 20, 1997.

                                    PLEDGOR:

                                    NDE ENVIRONMENTAL CORPORATION


                                    By:      /S/ JAY ALLEN CHAFFEE
                                        _______________________________
                                         Jay Allen Chaffee
                                         Chairman of the Board


                                    SECURED PARTY:

                                    ACCEPTED AND AGREED TO BY THE
                                    OWNER AND HOLDER OF THE NOTE:

                                    BANK ONE, TEXAS, N.A.


                                    By:   /S/ CHARLES KINGSWELL-SMITH
                                        _______________________________
                                         Charles Kingswell-Smith
                                         Vice President


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